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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2002

STATION CASINOS, INC
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21640 (Commission File Number)	88-0136443 (I.R.S. Employer Identification No.)
2411 West Sahara Avenue, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 367-2411

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Each of Frank Fertitta III, Lorenzo Fertitta and Glenn Christenson has filed a Form 144 indicating that he intends to sell up to 682,000, 682,000 and 149,290, respectively, shares of common stock of Station Casinos, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATION CASINOS, INC.
Date: April 19, 2002	By:	/s/ GLENN C. CHRISTENSON Glenn C. Christenson Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

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ITEM 5. OTHER EVENTS.
SIGNATURES